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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 5, 1997



                        Commission File Number: 0-28930



                             ROADHOUSE GRILL, INC.
             (Exact name of registrant as specified in its charter)




         FLORIDA                                         65-0367604
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)



      6600 NORTH ANDREWS AVENUE, SUITE 160, FT. LAUDERDALE, FLORIDA 33309
             (Address of principal executive offices and zip code)



       Registrant's telephone number including area code: (954) 489-9699



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Item 5.  Other Events

Roadhouse Grill, Inc. today announced the resignation of J. David Toole III as President and Chief Executive Officer.

Please see attached press release for additional information.

Statements in this release may be construed to be forward-looking and are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, risks relating to the operation and acquisition of restaurants, the availability of capital to finance growth and the historical cyclicality of the restaurant industry.




Item 7.  Financial Statements and Exhibits

         Attachment A
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: August 5, 1997.

                                                ROADHOUSE GRILL, INC.


                                                By: /s/ Dennis C. Jones
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                                                   Dennis C. Jones
                                                   Executive Vice President
                                                   Chief Financial Officer